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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 22, 1997


                           COMMISSION FILE NO. 1-10403


                             TEPPCO Partners, L.P.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                                               76-0291058
 (STATE OF INCORPORATION                                     (I.R.S. EMPLOYER
     OR ORGANIZATION)                                     IDENTIFICATION NUMBER)


                               2929 ALLEN PARKWAY
                                 P.O. BOX 2521
                           HOUSTON, TEXAS 77252-2521
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                 (713) 759-3636
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)





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ITEM 5.  OTHER EVENTS

         The Consolidated Statement of Financial Position of Texas Eastern Products Pipeline Company, at September 30, 1997 and December 31, 1996 has been prepared and is included as Exhibit 99.1 to this Form 8-K. Texas Eastern Products Pipeline Company is the general partner of TEPPCO Partners, L.P. and TE Products Pipeline Company, Limited Partnership.

ITEM 7.  STATEMENTS AND EXHIBITS

         (c)  EXHIBITS:

                  Exhibit
                  Number        Description
                  ------        -----------
                   99.1         Consolidated Statement of Financial Position of
                                Texas Eastern Products Pipeline Company at
                                September 30, 1997 and December 31, 1996, together with Independent Auditors' Report.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TEPPCO Partners, L.P.
                                        (Registrant)

                                        By:  Texas Eastern Products Pipeline
                                             Company, General Partner


                                        /s/ CHARLES H. LEONARD
                                        ----------------------------------------
                                        Charles H. Leonard
                                        Sr. Vice President,
                                        Chief Financial Officer and Treasurer





Date:  December 22, 1997




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                               INDEX TO EXHIBITS


 Exhibit
 Number        Description
 ------        -----------
  99.1         Consolidated Statement of Financial Position of Texas Eastern
               Products Pipeline Company at  September 30, 1997 and December 31,
               1996, together with Independent Auditors' Report.